SUPPLEMENT DATED MAY 1, 1997
                   TO THE PROSPECTUSES OF THE MERRILL LYNCH
                       SELECT PRICING/SM/ SYSTEM FUNDS


    "Purchase of Shares/____/Deferred Sales Charge Alternatives/__/Class B and Class C Shares/____/Contingent Deferred Sales Charges/__/Class B Shares" is amended by adding the following sentence:

        Effective on or about May 12, 1997, the Class B CDSC also will be waived for any Class B shares purchased within eligible Employee Access/SM/ Accounts.

    Additionally, the processing fee referred to in the Prospectus, which Merrill Lynch may charge its customers for confirming purchases and repurchases, is now $5.35.


Code # SELECT-ALL97